Exhibit 31.2

CERTIFICATION

I, Raffaele Attar, certify that:

1.   I  have  reviewed  this  annual  report on Form 10-K of T.H. LEHMAN & CO., INCORPORATED;

2.   Based  on  my  knowledge,  this  annual  report  does not contain any untrue statement  of a material fact or omit to state a material fact necessary to make the  statements  made, in light of the circumstances under which such statements were  made,  not misleading  with  respect to the period covered by this annual report;

3.   Based  on  my  knowledge,  the  financial  statements,  and  other financial information  included  in  this  annual  report,  fairly present in all material respects  the  financial  condition, results of operations and cash flows of the registrant  as  of,  and  for,  the  periods  presented  in  this annual report;

4.   The  registrant's  other  certifying  officers  and  I  are  responsible for establishing  and  maintaining disclosure controls and procedures (as defined in Exchange  Act  Rules  13a-14  and  15d-14)  for  the  registrant  and  we  have:

a)
designed such disclosure controls and procedures to  ensure that material information relating  to  the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is  being prepared;

b)	evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

c)	presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.   The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

a)
all  significant  deficiencies  in the design or operation of internal controls  which  could  adversely  affect  the registrant's ability to record,  process,  summarize  and  report  financial  data  and  have identified  for  the  registrant's auditors any material weaknesses in internal  controls;  and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6.   The  registrant's  other  certifying  officers  and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard  to  significant  deficiencies  and  material  weaknesses.

Date: June 25, 2008

By:	/s/ Raffaele Attar
Raffaele Attar
Acting Chairman and
Chief Executive Officer